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                                PERMIT NO. 1090



                        annual report | December 31, 1996


                       Pacific Advisors Fund Inc. [LOGO]


                                    BALANCED
                                      fund



                                     [LOGO]

                     Pacific Global Fund Distributors, Inc.
                      206 North Jackson Street, Suite 201
                           Glendale, California 91206

                            DEAR FELLOW SHAREHOLDERS


The equity and bond markets posted mixed results for 1996. The bull market in equities continued with the S&P 500 Index up 20.26% for the year. The stock market was helped by steady economic growth, low inflation and a decline in interest rates during the last six months of the year. In contrast, bond markets were bearish as interest rates surpassed 7% before retreating to a trading range of 6.5-6.75%. The bond market was surprised by the stronger than expected economy and reflected concern that wage inflation could become a problem. As the year progressed, many analysts began to describe the U.S. market as a "Goldilocks" economy -- not too hot and not too cold.

     The Pacific Advisors Balanced Fund ("Fund") had a total investment return of 15.92% for the year. Fund results were based on shares purchased at its offering price on January 1, 1996 and held through December 31, 1996. The return reflects the deduction of the Fund's current maximum sales charge and expense reimbursements. For this same period, the average total return for balanced funds was 13.01%, according to Lipper Analytical Services, Inc.

     As interest rates increased to over 7% during the year, we expected the stock market to correct and to move from an emphasis on growth to a stronger emphasis on value investing. In July, the equity markets began a correction when companies such as Hewlett Packard and Motorola reported disappointing earnings for the second quarter; then, when interest rates declined later in the summer, the stock market regained its bull market momentum. Meanwhile, the bond market settled into a trading range between 6.5-6.75%.

     The Fund has continued to invest on a selective basis utilizing our value oriented approach. The equity position in the Fund was 52% on December 31, 1996. At the same time, 36% of the Fund's assets were invested in preferred stock and corporate bonds.

     During the year, we looked for undervalued stocks in manufacturing, financial services, health services and consumer brand franchises. Farm Families (insurance) Pinkertons (services), UCAR International (industrial services), Nokia (telecommunications equipment) and Maxicare Health Plans (insurance) were some of the new stocks acquired by the Fund during the year.

     The high yields and lower risk of corporate bonds have continued to make them more attractive than many stocks. Most of the fixed-income securities in the Fund are utility and financial services corporate bonds. They include Toledo Edison, Continental Telephone of California, Barnett Banks and Ford Motor Credit Corporation. We anticipate that our bond position will continue to represent more than 30.0% of the Fund's assets.

     We expect that the economy will continue to grow at a moderate rate, a scenario which should result in low inflation and mild growth in corporate profits. There is concern that job inflation could become a problem but we believe this would be a short term situation due to the slack in international labor markets. We also believe the stock market will continue to do better in 1997, but with more volatility. As with any forecast, this benign outlook could change as a result of foreign or domestic developments that might occur in 1997.

     Please contact your financial adviser or Pacific Advisors Fund, if you have questions or would like more information.


     Sincerely,

     /s/ George A. Henning

     George A. Henning
     Chairman

     /s/ Stephen K. Bache

     Stephen K. Bache, CFA
     Adviser
     Hamilton & Bache




                     CHANGE IN VALUE OF $10,000 INVESTMENT*


This chart shows the growth of a $10,000 investment made in Pacific Advisors Balanced Fund on February 8, 1993 compared to the growth of the Standard & Poor's (S&P) 500 and Lehman T-Bond Indices.

PACIFIC ADVISORS
BALANCED FUND

                                                            Lehman
                     Year        Balanced    S&P 500     T-Bond (Int.)
                     ------      --------    -------     -------------
Average Annual       Dec-92      10,000      10,000         10,000
Total Return         Dec-93      10,000      10,706         10,826
for period ending    Dec-94       9,759      10,541         10,604
December 31, 1996    Dec-95      10,608      14,137         12,140
                     Dec-96      12,297      17,348         12,622
One Year
(15.92%)

Inception
(2/8/93)
5.44%

* Reflects the deduction of the 5.75% maximum sales charge and assumes all distributions were reinvested at net asset value and after expense limitations. The results show annualized returns for 1993, since February 8, 1993 was the inception date of the Fund.

     The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, does not reflect the effects of management fees or expenses.

     The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

     Past performance does not guarantee future results. Share price and return fluctuate, so that your shares when redeemed, may be worth more or less than their original cost.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996

                                                     Number of Shares        Value
COMMON STOCK  (54.00%)
Aerospace & Defense  (3.34%)
         Boeing Company                                     1,000    $     106,375
----------------------------------------------------------------------------------
Agricultural Processing  (2.17%)
         Archer-Daniels Midland                             3,150           69,300
----------------------------------------------------------------------------------
Broadcasting & Media  (3.41%)
         Time Warner Inc.                                   1,500           56,250
         Viacom Inc.*                                       1,500           52,312
----------------------------------------------------------------------------------
                                                                           108,562
----------------------------------------------------------------------------------
Consumer Products  (1.85%)
         Dial Corporation                                   4,000           59,000
----------------------------------------------------------------------------------
Diversified Companies  (1.56%)
         ACX Technologies*                                  2,500           49,688
----------------------------------------------------------------------------------
Electronic Testing  (2.02%)
         Electroglas, Inc.*                                 4,000           64,500
----------------------------------------------------------------------------------
Engineering And Construction  (1.57%)
         Fluor Corp.                                          800           50,200
----------------------------------------------------------------------------------
Financial Services  (2.59%)
         Federal Home Loan Mortgage Corporation               750           82,594
----------------------------------------------------------------------------------
Health Services  (4.79%)
         APRIA Healthcare Group, Inc.*                      2,000           37,500
         Comprehensive Care Corp.*                          4,000           48,500
         Maxicare Health Plans*                             3,000           66,750
----------------------------------------------------------------------------------
                                                                           152,750
----------------------------------------------------------------------------------
Industrial Services  (6.75%)
         Reliance Steel                                     4,000          140,000
         UCAR International, Inc.*                          2,000           75,250
----------------------------------------------------------------------------------
                                                                           215,250
----------------------------------------------------------------------------------
Insurance  (1.22%)
         Farm Family Holdings Inc.*                         2,000           39,000
----------------------------------------------------------------------------------


* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                         Number of Shares          Value
COMMON STOCK CONTINUED


Leisure And Home Entertainment  (1.09%)
         GC Companies Inc.*                                        1,000     $    34,625
----------------------------------------------------------------------------------------
Machine Tools  (1.26%)
         DeVlieg-Bullard*                                         15,000          40,312
----------------------------------------------------------------------------------------
Oil & Gas  (5.97%)
         Burlington Resources                                      1,500          75,563
         Cooper Cameron*                                           1,500         114,750
----------------------------------------------------------------------------------------
                                                                                 190,313
----------------------------------------------------------------------------------------
Pharmaceuticals  (3.64%)
         Pfizer Inc.                                               1,400         116,025
----------------------------------------------------------------------------------------
Printing and Publishing  (0.96%)
         Courier Corp.                                             2,000          30,500
----------------------------------------------------------------------------------------
Real Estate Investment Trusts (REIT)  (2.17%)
         Franchise Finance Corporation of America                  2,500          69,063
----------------------------------------------------------------------------------------
Retail-Specialty  (1.51%)
         Michaels Stores Inc.*                                     4,000           48,000
----------------------------------------------------------------------------------------
Services  (1.18%)
         Pinkertons Inc.*                                          1,500           37,688
----------------------------------------------------------------------------------------
Telecommunications Equipment  (3.62%)
         Nokia Corp. - ADR A                                       2,000          115,250
----------------------------------------------------------------------------------------
Youth Products And Services  (1.33%)
         Jostens, Inc.*                                            2,000           42,250
----------------------------------------------------------------------------------------
TOTAL COMMON STOCK                                                              1,721,245
                                                                                ---------
PREFERRED STOCK  (4.78%)
Real Estate
         Catellus Development Corp. Class A                        2,400          152,400
----------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK                                                             152,400
                                                                                ---------



* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                       Principal Amounts                 Value
CORPORATE BONDS  (28.32%)




Commercial Bank  (3.75%)
         Barnett Banks FL                                                    $  100,000        $   119,470
----------------------------------------------------------------------------------------------------------
Electric Utility  (5.45%)
         Public Services of OK  7.25%  01/01/99                                  50,000             50,183
         Toledo Edison  7.875%  08/01/04                                        125,000            123,607
----------------------------------------------------------------------------------------------------------
                                                                                                   173,790
----------------------------------------------------------------------------------------------------------
Financial Services  (3.28%)
         Ford Motor Credit Corp.  7.75%  03/15/05                               100,000            104,562
----------------------------------------------------------------------------------------------------------
Health Services  (2.51%)
         Hospital Corporation of America  9.00 %  03/15/16                       77,000             80,067
----------------------------------------------------------------------------------------------------------
Oil & Gas  (8.14%)
         Coastal Corp  9.75%  08/01/03                                          125,000            143,123
         Occidental Petroleum  9.25%  08/01/19                                  100,000            116,341
----------------------------------------------------------------------------------------------------------
                                                                                                   259,464
----------------------------------------------------------------------------------------------------------
Utility - Telecommunications  (5.19%)
            Continental Tele of CA  7.625%  12/31/97                             25,000             25,024
            NYNEX Corp.                                                         123,949            140,335
----------------------------------------------------------------------------------------------------------
                                                                                                   165,359
----------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                                                              902,712
                                                                                               -----------
TOTAL INVESTMENT SECURITIES  (87.10%)                                                          $ 2,776,357

SHORT-TERM INVESTMENTS  (10.88%)
     United Missouri Bank Money Market Fund                                                        346,702

OTHER ASSETS LESS LIABILITIES  (2.02%)                                                              64,380
                                                                                               -----------
TOTAL NET ASSETS  (100%)                                                                       $ 3,187,439
==========================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996

ASSETS
         Investment securities at market value (cost: $2,326,633)                                $  2,776,357
         Short-term investments, at cost, which is equivalent to market                               346,702
         Receivable from Investment Manager (Note 3)                                                   26,811
         Other assets                                                                                  12,311
         Accrued income receivable                                                                     25,941
         Receivable for capital shares sold                                                               398
         Organizational expenses, net of amortization (Note 1)                                         12,873
                                                                                                 ------------
         Total assets                                                                               3,201,393
LIABILITIES                                                                                      ------------
         Payable to Investment Manager (Note 1)                                                        12,873
         Accrued expenses                                                                               1,081
                                                                                                 ------------
         Total liabilities                                                                             13,954
NET ASSETS                                                                                       ------------
         (Equivalent to $10.66 per share on 298,952 shares of
          Capital Stock outstanding - 100 million shares authorized)                             $  3,187,439
                                                                                                 ============
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid-in capital                                                                         $  2,737,378
         Undistributed net capital gains                                                                  342
         Distributions of net investment income in excess of income reported
              for financial statement purposes                                                             (5)
         Unrealized appreciation of assets                                                            449,724
                                                                                                 ------------
         Net assets at December 31, 1996                                                         $  3,187,439
                                                                                                 ============
Maximum offering price per share ($10.66/94.25%):                                                $      11.31
                                                                                                 ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996


INVESTMENT INCOME
     Dividends                                                              $     22,460
     Interest                                                                     68,295
                                                                            ------------
         Total Income                                                             90,755
EXPENSES                                                                    ------------
     Investment Advisory Fees                                                     20,095
     Fund Accounting Fees                                                         19,761
     Transfer Agent Expense                                                       20,651
     Legal Expense                                                                 7,582
     Amortization Expense                                                         11,158
     Registration Fees                                                             6,015
     Printing                                                                      7,292
     Audit Fees                                                                    3,799
     Custody Fees                                                                  6,489
     Director Fees/Meetings                                                        1,971
     Distribution Fees (Note 3)                                                    2,107
     Other Expense                                                                 3,006
                                                                            ------------
         Total Expenses, before reimbursements                                   109,926
     Less Fees Waived and Expenses Reimbursed (Note 3)                           (47,430)
                                                                            ------------
         Net Expenses                                                             62,496
     NET INVESTMENT INCOME                                                  ------------            $   28,259
                                                                                                    ==========
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments
         Proceeds from sales of investment securities (excluding
              short-term investments with maturities 60 days or less)       $  1,785,584
         Cost of investment securities sold                                    1,775,268
              Net realized gain on investments                              ------------                10,316
     Net unrealized appreciation of investments
         Beginning of year                                                  $     97,457
         End of year                                                             449,724
              Net unrealized appreciation of investments                    ------------               352,267
                                                                                                   ------------
     Net realized and unrealized gain on investments                                                   362,583
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $   390,842
                                                                                                   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                      For the year ended    For the year ended
                                                                       December 31, 1996     December 31, 1995
INCREASE IN NET ASSETS
     FROM OPERATIONS

     Net investment income                                                  $     28,259         $      42,087
     Net realized gain on investments                                             10,316                 9,197
     Net unrealized appreciation of investments                                  352,267                92,703
                                                                            ----------------------------------
     Increase in net assets resulting from operations                            390,842               143,987
                                                                            ----------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income                                                        (28,087)             (42,319)
     Net capital gains                                                            (10,790)              (1,632)
                                                                            ----------------------------------
     Decrease in net assets resulting from distributions                          (38,877)             (43,951)
                                                                            ----------------------------------

     FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold (110,863 and 83,720 shares)                     1,095,984               762,440
     Proceeds from shares purchased by reinvestment
         of dividends (3,408 and 4,436 shares)                                    36,221                41,298
     Cost of shares repurchased (44,123 and 12,572 shares)                      (426,217)             (115,227)
                                                                            ----------------------------------
     Increase in net assets derived from capital share transactions              705,988               688,511
                                                                            ----------------------------------
     Increase in net assets                                                    1,057,953               788,547

NET ASSETS
     BEGINNING OF YEAR
     (includes undistributed net investment income of $0 and $55)              2,129,486             1,340,939
                                                                            ----------------------------------
     END OF YEAR
     (includes no undistributed net investment income)                      $  3,187,439         $   2,129,486
                                                                            ==================================

See Accompanying Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1.  ORGANIZATION

         Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company (the "Investment Manager"). The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk.

         The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

         B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

         C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Balanced Fund declares and distributes dividends of its net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments.

         D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

         E. ORGANIZATIONAL COSTS. Costs incurred by the Balanced Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period in accordance with the Expense Limitation Agreement for each of the Funds.

         F. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

         The Company and Balanced Fund have entered into an investment management agreement ("Management Agreement") with the Investment Manager. The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% of average net assets for the Balanced Fund. The Investment Manager has entered into a sub-advisory agreement ("Sub-Advisory Agreements") with Hamilton & Bach, Inc. ("Adviser"). The Investment Manager is solely responsible for the payment of these fees to the Adviser.

         In accordance with its expense limitation agreements ("Expense Limitation Agreements") with the Company, on behalf of each Fund, the Investment Manager is required to reduce its investment management fee in any fiscal year in which all Fund Operating Expenses exceed the lowest applicable limit actually enforced by any state, and to reimburse the Balanced Fund for any additional expenses that exceed such limit. In addition, from time to time, the Investment Manager and Adviser may voluntarily waive its management and sub-advisory fees, and/or absorb certain expenses for the Balanced Fund. In October 1996, the National Securities Market Improvement Act eliminated state expense limitations for mutual funds. Accordingly, the Investment Manager will determine in the future the level and extent of expense limitations, fee waivers, and reimbursements at its discretion.

         Pursuant to the Expense Limitation Agreements, the voluntary waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived or reimbursed for the year ended December 31, 1996 for the Balanced Fund, $18,845 of management and sub-advisory fees were waived and $28,585 was reimbursed by the Investment Manager.

         Fund Operating Expenses may not fall below the expense limitation level established for subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed under the Expense Limitation Agreement, as the Fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. As of December 31, 1996, the cumulative amounts unrecouped by the Investment Manager since commencement of operations is $214,431.

         For the year ended December 31, 1996, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received $1,106 of commissions on sales of capital stock of the Balanced Fund, after deducting $5,653 allowed to authorized distributors as commissions. For the fiscal year ended December 31, 1996 PGFD earned $584 in introducing brokerage fees related to securities transactions for the Balanced Fund. PGFD is a wholly-owned subsidiary of the Investment Manager.

         The Company and Balanced Fund have entered into an agreement with Pacific Global Investor Services, Inc., ("PGIS") to provide fund accounting services at the monthly fee of 3 basis points for the first million in net assets or a minimum of $1,250. In addition, an agreement to provide transfer agent services has also been entered into at the monthly fee based on the number of accounts or a minimum of $1,250. PGIS is a wholly-owned subsidiary of the Investment Manager.

         The Fund has adopted a plan of distribution, whereby the Balanced Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the year ended December 31, 1996, $2,107 was accrued or paid.

NOTE 4.  PURCHASE AND SALES OF SECURITIES

         For the year ended December 31, 1996, the Balanced Fund had purchases of securities, other than short-term investments of $2,190,730. The cost of securities held is the same for Federal income tax and financial reporting purposes.

         Aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on securities were $475,799 and $26,075, respectively. Net unrealized appreciation for tax purposes is $449,724.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)

                                                                                                        For the Period
                                                            For the Year Ended December 31            February 8, 1993(3)
                                                                  1996         1995         1994  to December 31, 1993
                                                               ---------------------------------- --------------------
PER SHARE OPERATING PERFORMANCE
     Net Asset Value, Beginning of Year                        $  9.31       $  8.75    $    8.99       $  9.00
     Income from Investment Operations:                        ------------------------------------------------
         Investment Income                                        0.30          0.35         0.07          0.07
         Expenses                                                (0.21)        (0.17)       (0.05)        (0.06)
                                                               ------------------------------------------------
         Net Investment Income                                    0.09          0.18         0.02          0.01

     Net realized and unrealized gain (loss) on securities        1.39          0.57        (0.24)        (0.01)
                                                               ------------------------------------------------
     Total from Investment Operations                             1.48          0.75        (0.22)         0.00

     Less Distributions
         Distributions from net investment income                (0.09)        (0.18)       (0.02)        (0.01)
         Distributions from net capital gains                    (0.04)        (0.01)        0.00          0.00

     Net Asset Value, End of Year                              $ 10.66       $  9.31     $   8.75       $  8.99
                                                               ==================================       =======
TOTAL INVESTMENT RETURN (4)                                      15.92%         8.70%       (2.41%)        0.00%

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (000)                             $ 3,187       $ 2,129     $  1,341       $   121
     Ratio of Expenses to Average Net Assets (1)                  2.48%         2.24%        1.83%         1.60%(2)
     Ratio of Net Investment Income
         to Average Net Assets (1)                                1.12%         2.46%        0.93%         0.25%(2)
     Portfolio Turnover Ratio                                    65.94%        41.23%       60.68%        61.71%(2)
     Average Commission Per Share
         Paid on Equity Transactions                           $0.0812       $0.1005           --            --




(1). Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Balanced Fund would have been 4.36%, 5.31%, 17.85% and 108.91%, for the years 1996 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (0.76%), (0.62%), (15.11%), and (106.91%), for the years 1996 through 1993 respectively.

(2). Annualized.

(3). Commencement of Operations.

(4). The Fund's maximum sales charge is not included in the total return computation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         REPORT OF INDEPENDENT AUDITORS


BOARD OF DIRECTORS AND SHAREHOLDERS
PACIFIC ADVISORS FUND INC.
BALANCED FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Pacific Advisors Fund Inc. Balanced Fund as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1996, 1995, and 1994 and for the period February 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pacific Advisors Fund Inc. Balanced Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1996, 1995, and 1994 and for the period February 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.


     ERNST & YOUNG LLP


     Los Angeles, California
     January 29, 1997

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                           PACIFIC ADVISORS FUND INC.

DIRECTORS
     GEORGE A. HENNING, CHAIRMAN
     VICTORIA L. BREEN
     THOMAS M. BRINKER
     KATHLEEN M. FISHKIN
     L. MICHAEL HALLER III
     SIEGFRED S. KAGAWA
     TAKASHI MAKINODAN, Ph.D.
     GERALD E. MILLER
     LOUISE K. TAYLOR

OFFICERS
     GEORGE A. HENNING, PRESIDENT
     THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
     VICTORIA L. BREEN, ASSISTANT SECRETARY
     PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
     PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206

ADVISER
     HAMILTON & BACHE, INC.
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206

TRANSFER AGENT AND ADMINISTRATOR
     PACIFIC GLOBAL INVESTOR SERVICES, INC.
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
     PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206
     (800) 989-6693



This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.